UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2011
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 8.01 below is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
     On August 5, 2011, Basic Energy Services, Inc. (the “Company”) entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), dated as of August 5, 2011, to that certain Indenture, dated as of April 12, 2006 (as amended and supplemented, the “2016 Notes Indenture”), among the Company, as Issuer, the guarantors named therein (the “Existing Guarantors”) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (“Bank of New York Mellon”). The Seventh Supplemental Indenture was entered into among the Company, as Issuer; the Existing Guarantors; (i) Maverick Stimulation Company, LLC, a Colorado limited liability company (“Maverick Stimulation”), (ii) Maverick Coil Tubing Services, LLC, a Colorado limited liability company (“Maverick Coil Tubing”), (iii) MCM Holdings, LLC, a Colorado limited liability company (“MCM”), (iv) Maverick Thru-Tubing Services, LLC, a Colorado limited liability company (“Maverick Thru-Tubing”), (v) The Maverick Companies, LLC, a Colorado limited liability company (“Maverick Companies”), (vi) Maverick Solutions, LLC, a Colorado limited liability company (“Maverick Solutions”) and (vii) MSM Leasing, LLC, a Colorado limited liability company (“MSM,” and together with Maverick Stimulation, Maverick Coil Tubing, MCM, Maverick Thru-Tubing, Maverick Companies and Maverick Solutions, collectively, the “New Guarantors”); and Bank of New York Mellon. The Seventh Supplemental Indenture adds the New Guarantors as subsidiary guarantors under the 2016 Notes Indenture.
     On August 5, 2011, the Company also entered into a First Supplemental Indenture (the “First Supplemental Indenture”), dated as of August 5, 2011, to that certain Indenture, dated as of February 15, 2011 (as amended and supplemented, the “2019 Notes Indenture”), among the Company, as Issuer, the Existing Guarantors and Wells Fargo Bank, N.A., as trustee (“Wells Fargo”). The First Supplemental Indenture was entered into among the Company, as Issuer, the Existing Guarantors, the New Guarantors and Wells Fargo. The First Supplemental Indenture adds the New Guarantors as subsidiary guarantors under the 2019 Notes Indenture.
     On August 5, 2011, Maverick Stimulation, Maverick Coil Tubing, MCM, Maverick Thru-Tubing, Maverick Companies, Maverick Solutions and MSM, as new subsidiaries of the Company (the “New Debtors”), also entered into the Supplement No. 1 (“Supplement No. 1”) to Security Agreement dated as of February 15, 2011 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), among the Company, as Borrower, certain subsidiaries of the Company party thereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), and the related Credit Agreement dated as of February 15, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as Borrower, the lenders from time to time party thereto, the Administrative Agent and others, pursuant to which the New Debtors agreed to (i) guarantee, among other things, the full payment and performance of all of the Company’s obligations under the Credit Agreement and (ii) create and grant to the Administrative Agent, for the benefit of the holders of the Secured Obligations (as defined in the Security Agreement), a security interest in and lien on all of such New Debtor’s right, title and interest in and to certain collateral.
     Copies of the Seventh Supplemental Indenture to 2016 Notes Indenture, the First Supplemental Indenture to 2019 Notes Indenture and the Supplement No. 1 to Security Agreement are attached as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

10.1	Seventh Supplemental Indenture dated as of August 5, 2011 to Indenture dated as of April 12, 2006, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. as Trustee.

10.2	First Supplemental Indenture dated as of August 5, 2011 to Indenture dated as of February 15, 2011, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and Wells Fargo Bank, N.A. as Trustee.

10.3	Supplement No. 1 dated as of August 5, 2011 to Security Agreement dated as of February 15, 2011, among the Company as Borrower, certain subsidiaries of the Company party thereto and Bank of America, N.A., as Administrative Agent.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: August 10, 2011	By:	/s/ Alan Krenek
		Name:	Alan Krenek
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seventh Supplemental Indenture dated as of August 5, 2011 to Indenture dated as of April 12, 2006, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. as Trustee.

10.2	First Supplemental Indenture dated as of August 5, 2011 to Indenture dated as of February 15, 2011, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and Wells Fargo Bank, N.A. as Trustee.

10.3	Supplement No. 1 dated as of August 5, 2011 to Security Agreement dated as of February 15, 2011, among the Company as Borrower, certain subsidiaries of the Company party thereto and Bank of America, N.A., as Administrative Agent.